UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2021

Acacia Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37771	27-0291921
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Mill and Main Place, Suite 400
Maynard, Massachusetts 01754
(Address of principal executive offices)
(978) 938-4896
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	ACIA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.     Results of Operations and Financial Condition.
On January 11, 2021, Acacia Communications, Inc. (the “Company”) issued a press release announcing certain preliminary unaudited financial results for its fourth fiscal quarter and fiscal year ended December 31, 2020. The full text of the Company’s press release issued in connection with the announcement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02 (including Exhibit 99.1) shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in this Item 2.02 (including Exhibit 99.1), shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 7.01.     Regulation FD Disclosure.
The Company plans to host a conference call and live audio webcast to discuss recent developments, certain preliminary unaudited financial results for its fourth fiscal quarter and fiscal year ended December 31, 2020, and the Company’s outlook and strategy at 5:00 p.m. Eastern Time on January 11, 2021. The live audio webcast of the call, along with the Company’s press release and corporate presentation, can be accessed at the Company’s Investor Relations website at http://ir.acacia-inc.com. The U.S. dial-in for the call is (877) 407-8293 (or (201) 689-8349 for non-U.S. callers). Please ask to be joined to the Acacia Communications call. A replay of the conference call will be available until January 18, 2021, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Company’s Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is (877) 660-6853 (or (201) 612-7415 for non-U.S. callers). The replay access code is 13714805. A copy of the Company’s corporate presentation is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 7.01 (including Exhibit 99.2) shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in this Item 7.01 (including Exhibit 99.2), shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Safe Harbor for Forward-Looking Statements
This Current Report on Form 8-K includes statements concerning the Company and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding preliminary unaudited financial results for its fourth fiscal quarter and fiscal year ended December 31, 2020. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “would,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “will” or “continue” or the negative of these terms or other similar expressions are intended to help you identify forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are only predictions. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends that the Company believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions including, without limitation, the finalization of the Company’s financial closing procedures and financial statements for the fourth fiscal quarter and fiscal year ended December 31, 2020, and any adjustments identified by the Company’s auditors in the course of their review and audit, as applicable, of such financial statements; the potential impacts on the Company’s business, reputation, relationships, results of operations, cash flows and financial condition as a result of the proposed acquisition (the “Merger”) of the Company by Cisco Systems, Inc. (“Cisco”) pursuant to the agreement and plan of merger (the “Merger Agreement”) by and among the Company, Cisco and Amarone Acquisition Corp., termination of the Merger, uncertainty with respect to the Merger or litigation relating to the Merger; pending or potential litigation against the Company or its directors or officers related to the Merger, the Merger Agreement or termination thereof, including the litigation instituted by Cisco against the Company, and any adverse outcome of such litigation; the effects of announcements relating to the Merger and the Merger Agreement, including with respect to the termination thereof and challenges to the termination thereof; the costs, fees, expenses and other charges related to the Merger, including with respect to related litigation; risks that the Merger and litigation relating to the Merger may divert management’s attention from the Company’s ongoing business operations, disrupt the Company’s operations and result in potential difficulties in the Company’s ability to attract and retain employees; the Company’s ability to maintain its listing on the Nasdaq Global Select Market; uncertainty regarding the extent to which the coronavirus disease, COVID-19, pandemic and related response measures will adversely affect the Company’s business, results of operations, cash flows and financial condition, or the business and financial condition of the Company’s customers and suppliers; the Company’s ability to sustain or increase revenue from its larger customers, generate revenues from new customers, or offset the discontinuation of concentrated purchases by its larger customers with purchases by new or existing customers; the Company’s ability to anticipate the timing and scale of demand for its products, including from its largest customers; the adverse impact of negative economic conditions created or exacerbated by the ongoing COVID-19 pandemic; the Company’s expectations regarding expenses and revenue, its ability to maintain and expand gross profit, the sufficiency of the Company’s cash resources and needs for additional financing; the Company’s ability to produce products free of problems, defects, errors and vulnerabilities; the Company’s anticipated growth strategies, its expectations regarding competition, the anticipated trends and challenges in the Company’s business and the markets in which it operates; the Company’s expectations regarding, and the capacity and stability of, its supply chain and manufacturing; the size and growth of the potential markets for the Company’s products and the ability to serve those markets; the scope, progress, expansion and costs of developing and commercializing the Company’s products; the timing, rate and degree of introducing any of its products into the market and the market acceptance of any of its products; the Company’s ability to establish and maintain development partnerships; the Company’s ability to attract or retain key personnel; the Company’s expectations regarding federal, state and foreign regulatory requirements, including export controls, tax law changes and interpretations, economic sanctions and anti-corruption regulations; regulatory or legislative developments in the United States and foreign countries, including trade policy and tariffs and export control laws or regulations that could impede its ability to sell its products to its customer ZTE Kangxun Telecom Co. Ltd. or any of its affiliates or that could impede its ability to sell its products to other customers in certain foreign jurisdictions, particularly in China, or that could impede sales by such customers in the United States; the Company’s ability to obtain and maintain intellectual property protection for its products; and other risks set forth under the caption “Risk Factors” in the Company’s public reports filed with the SEC, including the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020 and in other filings that the Company may make with the SEC from time to time. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as indicative of future events. The Company assumes no obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or otherwise.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated January 11, 2021.
99.2	Corporate Presentation.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA COMMUNICATIONS, INC.

Date: January 11, 2021	By:	/s/ Janene I. Ásgeirsson
Janene I. Ásgeirsson
Chief Legal Officer and Secretary